Supplement to the
Fidelity® SAI Enhanced Municipal Income Fund
August 29, 2026
STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Investment Policies and Limitations" section.
Loans
The fund does not currently intend to engage in repurchase agreements or lend assets other than securities to other parties, but this limitation does not apply to purchases of debt securities.

SEB-SSTK-0926-100-1.9923612.100	September 18, 2026